Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

To Purchase for Cash

Any and All of the Outstanding

3.9375% Convertible Senior Debentures due 2015

(CUSIP No. 29355XAB3)

of

ENPRO INDUSTRIES, INC.

Pursuant to the Offer to Purchase dated August 11, 2014

THE OFFER (AS DEFINED BELOW) WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, AT THE END OF FRIDAY, SEPTEMBER 12, 2014, UNLESS EXTENDED AS DESCRIBED HEREIN (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”) OR EARLIER TERMINATED BY US. REGISTERED HOLDERS OF THE CONVERTIBLE DEBENTURES (AS DEFINED BELOW) MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR CONVERTIBLE DEBENTURES AT OR PRIOR TO THE EXPIRATION TIME IN ORDER TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE (AS DEFINED BELOW). TENDERED CONVERTIBLE DEBENTURES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.

Completed Letters of Transmittal and any other documents required in connection with tenders of the Convertible Debentures listed above should be directed to the Information Agent and Tender Agent, at the address set forth below. Any requests for information concerning the Offer, for assistance in connection with the Offer, or for additional copies of the Offer to Purchase or related materials may be directed to the Information Agent and Tender Agent at the address or telephone numbers set forth below.

The Information Agent and Tender Agent for the Offer is:

Global Bondholder Services Corporation

By Regular, Registered or Certified Mail; Hand or Overnight Delivery:	By Facsimile Transmission: (for Eligible Institutions only) (212) 430-3775/3779

Global Bondholder Services Corporation 65 Broadway – Suite 404 New York, New York 10006 Attn: Corporate Actions	To confirm receipt of facsimile by telephone: (212) 430-3774

Banks and Brokers, Call Collect:

(212) 430-3774

All Others Call Toll Free:

(866) 924-2200

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY, ENPRO INDUSTRIES, INC. OR THE DEALER MANAGER (AS DEFINED IN THE OFFER TO PURCHASE REFERRED TO BELOW) DOES NOT CONSTITUTE DELIVERY TO THE INFORMATION AGENT AND TENDER AGENT.

This document relates to the offer (the “Offer”) by EnPro Industries, Inc., a North Carolina corporation (“EnPro”), to purchase for cash any and all of its outstanding 3.9375% Convertible Senior Debentures due 2015 (the “Convertible Debentures”) at the Purchase Price set forth below, plus accrued and unpaid interest on such Convertible Debentures, if any, up to, but excluding, the Payment Date (as defined in the Offer to Purchase), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 11, 2014 (as the same may be amended or supplemented, the “Offer to Purchase”) and this Letter of Transmittal (as the same may be amended or supplemented, the “Letter of Transmittal”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Offer to Purchase.

The Purchase Price per $1,000 principal amount of Convertible Debentures validly tendered and not validly withdrawn will be an amount equal to the sum of:

•	the Average VWAP (as defined in the Offer to Purchase) multiplied by 29.5972; plus

•	a fixed cash amount of $52.50;

provided, that in no event will the Purchase Price be less than $1,650.75 or more than $2,301.89 per $1,000 principal amount of Convertible Debentures. In addition, Holders will receive, in respect of their Convertible Debentures that are purchased pursuant to the Offer, accrued and unpaid interest on such Convertible Debentures to, but excluding, the Payment Date. All amounts payable pursuant to the Offer will be rounded to the nearest cent. For further information regarding the calculation of the Purchase Price, see “The Offer—Purchase Price; Accrued Interest” in the Offer to Purchase.

Throughout the Offer, an indicative Average VWAP and the resulting indicative Purchase Price will be available at http://www.gbsc-usa.com/NPO and from the Information Agent and Tender Agent, who may be contacted at its address and telephone numbers listed on the back cover of this Letter of Transmittal. We will determine the final Purchase Price promptly after the close of trading on the New York Stock Exchange on September 10, 2014 (or, if the last day of the Averaging Period (as defined in the Offer to Purchase) is later than September 10, 2014, the last day of the Averaging Period). We will announce the final Purchase Price no later than 4:30 p.m., New York City time, on September 10, 2014 (or, if the last day of the Averaging Period is later than September 10, 2014, the last day of the Averaging Period), and the final Purchase Price will also be available by that time at http://www.gbsc-usa.com/NPO and from the Information Agent and Tender Agent.

Only Convertible Debentures validly tendered and not validly withdrawn at or prior to the Expiration Time will be purchased in the Offer. EnPro’s obligation to purchase Convertible Debentures validly tendered and not validly withdrawn in the Offer is not subject to any minimum tender condition. The Offer is, however, subject to the satisfaction or waiver of the Financing Condition (as defined in the Offer to Purchase) and the other conditions set forth under “The Offer—Conditions to the Offer” in the Offer to Purchase.

IF YOU DESIRE TO ACCEPT THE OFFER, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR CONVERTIBLE DEBENTURES TO THE INFORMATION AGENT AND TENDER AGENT PRIOR TO THE EXPIRATION TIME.

This Letter of Transmittal may be used by any DTC participant whose name appears on a security position listing as the owner of the Convertible Debentures (each, a “Holder” and, collectively, the “Holders”) and who desires to tender the Convertible Debentures unless such Holder is executing the tender through the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”). This Letter of Transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC before the Expiration Time.

Tenders of Convertible Debentures may be withdrawn at any time prior to the Expiration Time. For a withdrawal of a tender of Convertible Debentures to be effective, the Information Agent and Tender Agent must receive a written or facsimile transmission containing a notice of withdrawal prior to the Expiration Time, by mail, or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (i) specify the name of the Holder who tendered the Convertible Debentures to be withdrawn, (ii) contain the aggregate principal amount represented by such Convertible Debentures, (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s Convertible Debentures, and (iv) unless transmitted through ATOP, be signed by the Holder in the same manner as the original signature on such Holder’s Letter of Transmittal, including any required signature guarantee(s), or be accompanied by evidence satisfactory to EnPro that the person withdrawing the tender has succeeded to the beneficial ownership of the Convertible Debentures. Any notice of withdrawal must identify the Convertible Debentures to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of the DTC.

For a description of the procedures to follow in order to tender or withdraw the Convertible Debentures (through ATOP or otherwise), see “Procedures for Tendering and Withdrawing Convertible Debentures” in the Offer to Purchase and the instructions to this Letter of Transmittal.

In order to properly complete this Letter of Transmittal, a Holder of Convertible Debentures must:

•	complete the box below entitled “Method of Delivery”;

•	if appropriate, check and complete the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions”;

•	sign the Letter of Transmittal by completing the box entitled “Please Sign Here”; and

•	complete Internal Revenue Service (“IRS”) Form W-9 (or, if applicable, an appropriate IRS Form W-8).

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE OFFER TO PURCHASE CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. The instructions included with this Letter of Transmittal must be followed.

The Offer is not being made to, and tenders of Convertible Debentures will not be accepted from or on behalf of, Holders in any jurisdiction in which the making or the acceptance of the Offer would not be in compliance with the laws of such jurisdiction. In those jurisdictions where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of EnPro by the Dealer Manager (as defined in the Offer to Purchase) or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

EnPro expressly reserves the right, in its sole discretion but subject to applicable law, to (i) waive any and all of the conditions of the Offer prior to the Expiration Time, (ii) extend the Expiration Time of the Offer, (iii) amend the terms of the Offer or (iv) if any of the conditions to the Offer are not satisfied, terminate the Offer and not accept for payment any Convertible Debentures tendered in the Offer.

THE OFFER HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), NOR HAS THE SEC PASSED UPON THE FAIRNESS OR MERITS OF THE OFFER OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THE OFFER TO PURCHASE OR IN THIS LETTER OF TRANSMITTAL AND OTHER MATERIALS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ENPRO, THE DEALER MANAGER, THE INFORMATION AGENT AND TENDER AGENT OR ANY OTHER PERSON.

CONVERTIBLE DEBENTURES MUST BE TENDERED BY BOOK-ENTRY TRANSFER TO THE

ACCOUNT MAINTAINED BY THE INFORMATION AGENT AND TENDER AGENT WITH DTC

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING THE BOX BELOW

METHOD OF DELIVERY*

Name of Tendering Institution:

Principal Amount of Convertible Debentures Being Tendered:

DTC Participant Number:

Account Number with DTC:

Transaction Code Number:

* Need not be completed by Holders delivering in accordance with DTC’s ATOP procedure for transfer (see above).

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of this Letter of Transmittal (as the same may be amended or supplement, the “Letter of Transmittal”) and the Offer to Purchase, dated August 11, 2014 (as amended or supplemented, the “Offer to Purchase”), constituting an offer (the “Offer”) by EnPro Industries, Inc., a North Carolina corporation (“EnPro”), to purchase for cash any and all of its outstanding 3.9375% Convertible Senior Debentures due 2015 (the “Convertible Debentures”) on the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal. Upon the terms and subject to the conditions of the Offer, holders of Convertible Debentures who validly tender and do not validly withdraw their Convertible Debentures at or prior to the Expiration Time, will receive, for each $1,000 principal amount of such Convertible Debentures, a cash purchase price (the “Purchase Price”) equal to the sum of:

•	the Average VWAP (as defined in the Offer to Purchase) multiplied by 29.5972; plus

•	a fixed cash amount of $52.50;

provided, that in no event will the Purchase Price be less than $1,650.75 or more than $2,301.89 per $1,000 principal amount of Convertible Debentures. In addition, Holders will receive, in respect of their Convertible Debentures that are purchased pursuant to the Offer, accrued and unpaid interest on such Convertible Debentures to, but excluding, the Payment Date (as defined in the Offer to Purchase). All amounts payable pursuant to the Offer will be rounded to the nearest cent. Capitalized terms used but not defined herein have the meanings ascribed to them in the Offer to Purchase.

Upon the terms and subject to the conditions of the Offer to Purchase, the undersigned hereby tenders to EnPro the principal amount of Convertible Debentures indicated in the box above entitled “Method of Delivery.”

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Convertible Debentures tendered herewith, the undersigned hereby:

•	sells, assigns, transfers and delivers to, or upon the order of, EnPro, all right, title and interest in and to all of the Convertible Debentures tendered hereby;

•	waives any and all other rights, other than rights under U.S. federal securities laws, with respect to such Convertible Debentures (including, without limitation, any existing or past defaults and their consequences in respect of such Convertible Debentures and the indenture under which the Convertible Debentures were issued);

•	releases and discharges EnPro from any and all claims, other than claims under U.S. federal securities laws, the undersigned may have now, or may have in the future, arising out of, or related to, such Convertible Debentures or the indenture under which the Convertible Debentures were issued, including, without limitation, any claims arising from any existing or past defaults, or any claims that the undersigned is entitled to receive additional principal, interest or other payments or distributions of any kind with respect to such Convertible Debentures (other than any accrued and unpaid interest to, but excluding, the Payment Date), to convert the Convertible Debentures into shares of EnPro’s common stock or be entitled to any of the benefits under the indenture under which the Convertible Debentures were issued; and

•	irrevocably constitutes and appoints the Information Agent and Tender Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Information Agent and Tender Agent also acts as the agent of EnPro) with respect to such Convertible Debentures, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•	transfer ownership of such Convertible Debentures on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to EnPro;

•	present such Convertible Debentures for transfer on the relevant security register;

•	receive all benefits or otherwise exercise all rights of beneficial ownership of such Convertible Debentures (except that the Information Agent and Tender Agent will have no rights to, or control over, funds from EnPro, except as agent for the tendering Holders, for the Purchase Price for, and accrued and unpaid interest on, any tendered Convertible Debentures that are purchased by EnPro); and

•	deliver to EnPro this Letter of Transmittal;

all in accordance with the terms and subject to the conditions of the Offer to Purchase and this Letter of Transmittal.

The undersigned understands and acknowledges that the Offer will expire at midnight, New York City time, at the end of Friday, September 12, 2014 (such date and time, as the same be extended, the “Expiration Time”), unless the Offer is earlier terminated by EnPro. The undersigned understands and acknowledges that, in order to receive the Purchase Price offered for the Convertible Debentures, the undersigned must have validly tendered (and not validly withdrawn) Convertible Debentures at or prior to the Expiration Time.

The undersigned understands and acknowledges that the undersigned may withdraw any Convertible Debentures tendered at any time at or prior to the Expiration Time. For a withdrawal of a tender of Convertible Debentures to be effective, the Information Agent and Tender Agent must receive a written or facsimile transmission containing a notice of withdrawal prior to the Expiration Time, by mail, or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (i) specify the name of the Holder who tendered the Convertible Debentures to be withdrawn, (ii) contain the aggregate principal amount represented by such Convertible Debentures, (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s Convertible Debentures, and (iv) unless transmitted through ATOP, be signed by the Holder in the same manner as the original signature on such Holder’s Letter of Transmittal, including any required signature guarantee(s), or be accompanied by evidence satisfactory to EnPro that the person withdrawing the tender has succeeded to the beneficial ownership of the Convertible Debentures. Any notice of withdrawal must identify the Convertible Debentures to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of the DTC.

The undersigned acknowledges and agrees that a tender of Convertible Debentures pursuant to any one of the procedures described in the Offer to Purchase under the caption “Procedures for Tendering and Withdrawing Convertible Debentures” and in this Letter of Transmittal will, upon EnPro’s acceptance of such Convertible Debentures, constitute a binding agreement between the undersigned and EnPro upon the terms and subject to the conditions of the Offer to Purchase and this Letter of Transmittal, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The Offer is subject to the conditions set forth in the Offer to Purchase under the caption “Conditions to the Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by EnPro, subject to applicable law) as more particularly set forth in the Offer to Purchase, EnPro may not be required to accept for payment any of the Convertible Debentures tendered by this Letter of Transmittal and, in such event, the Convertible Debentures not accepted for payment will remain outstanding. In the event of a termination of the Offer, the Convertible Debentures tendered by the undersigned will promptly be credited to such Holder’s account through DTC and such Holder’s DTC participant.

The undersigned hereby represents and warrants that:

•	the undersigned has full power and authority to tender, sell, assign, transfer and deliver the Convertible Debentures tendered hereby;

•	when such tendered Convertible Debentures are accepted for purchase and paid for by EnPro pursuant to the Offer, EnPro will acquire good title thereto, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind; and

•	the undersigned will, upon request, execute and deliver any additional documents deemed by the Information Agent and Tender Agent or by EnPro to be necessary or desirable to complete the sale, assignment, transfer and delivery of the Convertible Debentures tendered hereby.

EnPro will be deemed to have accepted for payment, and thereby purchased, all outstanding Convertible Debentures validly tendered and not validly withdrawn prior to the Expiration Time only when, as and if EnPro gives written notice to the Information Agent and Tender Agent of its acceptance for payment of such Convertible Debentures.

The undersigned understands that the method of delivery of Convertible Debentures and this Letter of Transmittal, any required signature guarantees and all other required documents, including delivery through DTC is at the election and risk of the undersigned and, except as otherwise provided in this Letter of Transmittal, delivery will be deemed made only when actually received by the Information Agent and Tender Agent.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Convertible Debentures.

In consideration for the purchase of the Convertible Debentures pursuant to the Offer, the undersigned hereby waives, releases, forever discharges and agrees not to sue EnPro or the Dealer Manager and Solicitation Agent (as identified on the last page of this Letter of Transmittal) or their respective former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Offer), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against EnPro or the Dealer Manager and the Solicitation Agent or their respective former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as a result of or in any manner related to:

•	the undersigned’s purchase, ownership or disposition of the Convertible Debentures pursuant to the Offer; and

•	any decline in the value thereof up to and including the Payment Date (as defined in the Offer to Purchase), and thereafter, to the extent the Holder retains Convertible Debentures.

Without limiting the generality or effect of the foregoing, upon the purchase of Convertible Debentures pursuant to the Offer, EnPro shall obtain all rights relating to the undersigned’s ownership of Convertible Debentures (including, without limitation, the right to all interest payable on the Convertible Debentures) and any and all claims relating thereto.

Unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned Holder hereby requests that any Convertible Debentures representing principal amounts not accepted for purchase be credited to such Holder’s account. Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby request(s) that any checks for payment to be made in respect of Convertible Debentures validly tendered and accepted pursuant to the Offer be issued to the order of, and delivered to, the undersigned Holder. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Convertible Debentures representing principal amounts not accepted for purchase be credited to the account of, and checks for payment to be made in respect of Convertible Debentures validly tendered and accepted pursuant to the Offer be issued in the name(s) of, and be delivered to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognize(s) that EnPro has no obligation pursuant to the “Special Payment Instructions” box or the “Special Delivery Instructions” box to transfer any Convertible Debentures from the names of the registered Holder(s) thereof if EnPro does not accept for purchase any of the principal amount of such Convertible Debentures so tendered.

PLEASE SIGN HERE

(To Be Completed By the Tendering Holder, unless an Agent’s, Message is Delivered through the facilities of DTC)

This Letter of Transmittal must be signed by the Holder(s) exactly as its or their name(s) appear(s) as a DTC participant on a security position listing showing such Holder as the owner of such Convertible Debentures. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to EnPro of such person’s authority to act. See Instruction 2.

X

X
Signature(s) of Holder(s) or Authorized Signatory

Dated: ______________________, 2014

Name(s):

Capacity (full title):

Address:

(Zip Code)

Area Code and Telephone No.:	( )

MEDALLION SIGNATURE GUARANTEE

(If required — see Instructions 2 and 3 below)

(Name of Eligible Institution Guaranteeing Signature(s))

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Dated: ______________________, 2014

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2, 3, 4 and 7)

To be completed ONLY if Convertible Debentures not accepted for purchase are to be credited to someone other than the person(s) whose signature(s) appear within this Letter of Transmittal.

Credit the Convertible Debentures not accepted for purchase to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security number)

(See IRS Form W-9 herein or an

applicable IRS Form W-8)

DTC Account Number:

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 2, 3, 4 and 7)

To be completed ONLY if checks for payments to be made in respect of Convertible Debentures validly tendered and accepted pursuant to the Offer are to be issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box above entitled “Please Sign Here” within this Letter of Transmittal.

Name
(Please Print)

Address

(Zip Code)

(Taxpayer Identification or Social Security Number)

(See IRS Form W-9 herein or an

applicable IRS Form W-8)

INSTRUCTIONS TO LETTER OF TRANSMITTAL

(Forming part of the terms and conditions of the Offer)

Forming Part of the Terms and Conditions of the Offer

1. Delivery of this Letter of Transmittal and Book-Entry Confirmations; Withdrawal of Tenders. This Letter of Transmittal is to be used by each Holder to tender Convertible Debentures through book-entry transfer to the Information Agent and Tender Agent’s account at DTC, if instructions are not being transferred through ATOP. The method of delivery of this Letter of Transmittal and all other required documents to the Information Agent and Tender Agent is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Information Agent and Tender Agent. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Time to permit delivery to the Information Agent and Tender Agent at or prior to the Expiration Time. No alternative, conditional or contingent tenders of the Convertible Debentures will be accepted. This Letter of Transmittal should be sent only to the Information Agent and Tender Agent. Delivery of documents to DTC, the Dealer Manager or EnPro does not constitute delivery to the Information Agent and Tender Agent.

All of the outstanding Convertible Debentures were issued in book-entry form and are currently represented by one or more global notes registered in the name of Cede & Co., DTC’s nominee, and held for the account of DTC. The Information Agent and Tender Agent and DTC have confirmed that the Offer is eligible for ATOP. Pursuant to an authorization given by DTC to DTC participants, each DTC participant that holds Convertible Debentures through DTC and chooses to accept the Offer may, instead of physically completing and signing the Letter of Transmittal and delivering it to the Information Agent and Tender Agent, transmit its acceptance of the Offer electronically through ATOP, and DTC will then edit and verify the acceptance, execute a book-entry delivery to the Information Agent and Tender Agent’s account at DTC and send an Agent’s Message (as defined below) to the Information Agent and Tender Agent for its acceptance. The Information Agent and Tender Agent will establish accounts at DTC for purposes of the Offer with respect to Convertible Debentures held through DTC, and any financial institution that is a DTC participant may make book-entry delivery of Convertible Debentures into the Information Agent and Tender Agent’s account through ATOP. However, although delivery of the Convertible Debentures may be effected through book-entry transfer into the Information Agent and Tender Agent’s account through ATOP, an Agent’s Message in connection with such book-entry transfer and any other required documents must be, in any case, transmitted to and received by the Information Agent and Tender Agent at its address set forth on the back cover of this Letter of Transmittal prior to the Expiration Time. Delivery of documents to DTC does not constitute delivery to the Information Agent and Tender Agent. The confirmation of a book-entry transfer into the Information Agent and Tender Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.”

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Information Agent and Tender Agent and forming a part of the Book-Entry Confirmation, to the effect that DTC has received an express acknowledgment from a DTC participant in its ATOP that it is tendering Convertible Debentures that are the subject of such Book-Entry Confirmation, that DTC has received an express acknowledgment from such DTC participant that such DTC participant has received and agrees to be bound by the terms and conditions of the Offer as set forth in the Offer to Purchase and this Letter of Transmittal, and that EnPro may enforce such agreement against such DTC participant.

Tenders of Convertible Debentures may be withdrawn at any time prior to the Expiration Time. For a withdrawal of a tender of Convertible Debentures to be effective, the Information Agent and Tender Agent must receive a written or facsimile transmission containing a notice of withdrawal prior to the Expiration Time, by mail, or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (i) specify the name of the Holder who tendered the Convertible Debentures to be withdrawn, (ii) contain the aggregate principal amount represented by such Convertible Debentures, (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s Convertible Debentures, and (iv) unless transmitted through ATOP, be signed by the Holder in the same manner as the original signature on such Holder’s Letter of Transmittal, including any required signature guarantee(s), or be accompanied by evidence satisfactory to EnPro that the person withdrawing the tender has succeeded to the beneficial ownership of the Convertible Debentures. Any notice of withdrawal must identify the Convertible Debentures to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of DTC.

2. Signatures on Letter of Transmittal. This Letter of Transmittal must be signed by the DTC participant(s) whose name(s) is, or are, shown as owner on a security position listing as the owner of the Convertible Debentures tendered hereby.

If any of the Convertible Debentures tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Convertible Debentures tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Convertible Debentures.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to EnPro of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered Holders of the Convertible Debentures tendered hereby, no endorsements of Convertible Debentures or separate instruments of transfer are required unless payment is to be made, or Convertible Debentures not purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Convertible Debentures or instruments of transfer must be guaranteed by an Eligible Institution (as defined below).

3. Signature Guarantees. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or FINRA, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, means any DTC participant whose name appears on a security position listing as the owner of Convertible Debentures tendered hereby) or (ii) such Convertible Debentures are tendered for the account of an Eligible Institution.

4. Transfer Taxes. Except as set forth in this Instruction 4, EnPro will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Convertible Debentures to it, or to its order, pursuant to the Offer. If payment is to be made to, or if Convertible Debentures not tendered or purchased are to be registered in the name of, any person(s) other than the Holder(s), or if tendered Convertible Debentures are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the payment (and any remaining amount of transfer taxes will be billed directly to the Holder(s) or such other person(s)) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

5. Questions or Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent and Tender Agent at its address or telephone numbers set forth on the back cover of the Offer to Purchase. Holders may also contact the Dealer Manager at the telephone numbers set forth on the back cover of the Offer to Purchase or their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

6. Partial Tenders. Tenders of the Convertible Debentures will be accepted only in integral multiples of $1,000 principal amount. Alternative, conditional or contingent tenders will not be valid. The tendering Holder should fill in the principal amount tendered in the box above entitled “Method of Delivery.” The entire principal amount of Convertible Debentures delivered to the Information Agent and Tender Agent will be deemed to have been tendered unless otherwise indicated.

7. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name, address and account to which Convertible Debentures not accepted for purchase or checks for payments to be made in respect of Convertible Debentures validly tendered and accepted pursuant to the Offer are to be sent, credited or issued, if different from the name, address or account of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated and an appropriate IRS form for such recipient must be completed. If no instructions are given, Convertible Debentures not accepted for purchase will be returned or credited, and checks for payment will be sent, to the Holder of the Convertible Debentures tendered. The undersigned recognizes that EnPro has no obligation pursuant to either of the special instructions boxes if EnPro does not accept for purchase any of the Convertible Debentures so tendered or if provision for payment of any applicable transfer taxes is not made.

8. Waiver of Conditions. Subject to applicable law, EnPro reserves the right, in its sole discretion, to amend or waive any or all of the conditions to the Offer on or prior to the Expiration Time.

9. IRS Form W-9 and IRS Form W-8. To prevent backup withholding, each U.S. Holder tendering Convertible Debentures must provide such U.S. Holder’s correct taxpayer identification number by completing IRS Form W-9, which is provided herein, certifying that (1) the taxpayer identification number provided is correct, (2)(i) such U.S. Holder is exempt from backup withholding, (ii) the U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of prior failure to report all interest or dividends or (iii) the IRS has notified the U.S. Holder that such U.S. Holder is no longer subject to backup withholding, and (3) the U.S. Holder is a U.S. person.

If the Convertible Debentures are registered in more than one name or are not in the name of the actual owner, consult the instructions on IRS Form W-9 for information on which taxpayer identification number to report.

Certain U.S. Holders tendering Convertible Debentures (including, among others, corporations) are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt U.S. Holder tendering Convertible Debentures must enter its correct taxpayer identification number in the appropriate place in IRS Form W-9 and sign and date the form. See the enclosed IRS Form W-9 for additional instructions.

To avoid backup withholding, a Non-U.S. Holder must submit a completed IRS Form W-8BEN or W-8BEN-E, as applicable (or other appropriate IRS Form W-8), signed under penalty of perjury attesting to such Non-U.S. Holder’s exempt status. Such forms (and additional IRS forms) may be obtained from the Information Agent and Tender Agent or the IRS at its Internet website: www.irs.gov.

Failure to provide a properly completed IRS Form W-9 or applicable IRS Form W-8 may result in the application of backup withholding at a rate of 28%. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of criminal and/or civil fines and penalties. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an over-payment of taxes, a refund may be obtained if the appropriate information is provided to the IRS in a timely manner.

Payments attributable to accrued but unpaid interest made to a Non-U.S. Holder will be subject to a 30% U.S. federal withholding tax unless the Non-U.S. Holder provides proper certification of its non-U.S. status on an applicable IRS Form W-8.

For a general discussion of the U.S. federal income tax consequences of the Offer, Holders should review the section of the Offer to Purchase entitled “Certain U.S. Federal Income Tax Consequences.”

10. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of Convertible Debentures pursuant to the procedures described in the Offer to Purchase and this Letter of Transmittal and the form and validity of all documents will be determined by EnPro in its sole discretion. EnPro reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of or payment for which may, upon the advice of counsel for EnPro, be unlawful. EnPro also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Convertible Debentures, subject to applicable law. Any determination by EnPro as to the validity, form, eligibility and acceptance of Convertible Debentures for payment, or any interpretation by EnPro as to the terms and conditions of the Offer, is subject to applicable law and, if challenged by Holders or otherwise, to the judgment of a court of competent jurisdiction. EnPro is not obligated and does not intend to accept any alternative, conditional or contingent tenders. Unless waived, any irregularities in connection with tenders must be cured within such time as EnPro shall determine. None of EnPro or any of its affiliates or assigns, the Information Agent and Tender Agent, the Dealer Manager or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to a Holder for failure to give such notification. Tenders of Convertible Debentures will not be deemed to have been made until such irregularities have been cured or waived. Any Convertible Debentures received by the Information Agent and Tender Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Information Agent and Tender Agent to the tendering Holders, unless otherwise provided in the Letter of Transmittal, as promptly as practical following the Expiration Time.

Form W-9	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.
(Rev. August 2013)
Department of the Treasury
Internal Revenue Service

Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:					Exemptions (see instructions):
☐ Individual/sole proprietor	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate
Exempt payee code (if any)
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶					Exemption from FATCA reporting
code (if any)
☐ Other (see instructions) ▶
Address (number, street, and apt. or suite no.)				Requester’s name and address (optional)
City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line		Social security number
to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other			–	–
entities, it is your employer identification number (EIN). If you do not have a number, see How to get a
TIN on page 3.
Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose		Employer identification number
number to enter.
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below), and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013)	Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Form W-9 (Rev. 8-2013)	Page 3

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2 – The United States or any of its agencies or instrumentalities

3 – A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

5 – A corporation

6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7 – A futures commission merchant registered with the Commodity Futures Trading Commission

8 – A real estate investment trust

9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

10 – A common trust fund operated by a bank under section 584(a)

11 – A financial institution

12 – A middleman known in the investment community as a nominee or custodian

13 – A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for...	THEN the payment is exempt for...

Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B – The United States or any of its agencies or instrumentalities

C – A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E – A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G – A real estate investment trust

H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I – A common trust fund as defined in section 584(a)

J – A bank as defined in section 581

K – A broker

L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013)	Page 4

What Name and Number To Give the Requester
For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee [1] The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	Give name and EIN of:
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

    To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Tender Agent for the Offer is:

Global Bondholder Services Corporation

By Regular, Registered or Certified Mail; Hand or Overnight Delivery:	By Facsimile Transmission: (for eligible institutions only) (212) 430-3775/3779

Global Bondholder Services Corporation 65 Broadway – Suite 404 New York, New York 10006 Attn: Corporate Actions	To confirm receipt of facsimile by telephone: (212) 430-3774

Any questions regarding procedures for tendering Convertible Debentures or requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other materials should be directed to the Information Agent at the telephone numbers and address listed below. A Holder may also contact the Dealer Manager at the telephone number set forth below or such Holder’s broker, dealer, custodian, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Global Bondholder Services

65 Broadway – Suite 404

New York, New York 10006

Attn: Corporate Actions

Banks and Brokers, Call Collect:

(212) 430-3774

All Others Call Toll Free:

(866) 924-2200

The Dealer Manager for the Offer is:

BofA Merrill Lynch

Attention: Debt Advisory

214 North Tryon Street, 21st Floor

Charlotte, North Carolina 28255

Call Collect: (980) 388-3646

Call Toll Free: (888) 292-0070